MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO          SEMIANNUAL REPORT

                                                                 August 15, 2000

Dear Contract Owner,

We are pleased to present you with the semiannual report for Mitchell Hutchins Series Trust--High Income Portfolio (the "Portfolio") for the six-month period ended June 30, 2000.


MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC]

During the first half of 2000, the Federal Reserve raised the Federal Funds rate by one percent in response to booming economic conditions. Rising interest rates created difficult conditions for all sectors of the fixed income market. U.S. Treasurys fared the best, gaining 4.97% as measured by the Lehman Brothers Government Bond Index. The broad market, as measured by the Lehman Brothers Aggregate Bond Index, gained 3.99% for the period. The high-yield sector lost 0.84% as measured by the CS First Boston High Yield Bond Index.

In mid-January the U.S. Treasury announced final plans to buy back Treasury debt in response to a fiscal year surplus of around $200 billion. The size of the buyback--about $30 billion in calendar 2000--surprised many market participants. What's more, Treasury officials indicated that they intend to reduce the supply of 30-year bonds and make the 10-year Treasury note the new long-maturity bellwether. The resulting surge in demand for 30-year notes caused a drastic yield inversion in which 10-year notes yielded more than 30-year bonds.

The market illiquidity created by this yield-curve inversion plagued the spread sectors. Trading volume stayed low, and investors tried to shed "spread-sector" overweightings while displaying a marked preference for higher credit quality. ("Spread sectors" include high-yield bonds, investment-grade corporate bonds, and mortgage-backed bonds, the yields of which are gauged by their relationship, or spread, to U.S. Treasurys.) Credit quality became the overriding concern, and higher-rated debt generally outperformed lower-rated debt.

Bearish market sentiment seemed to ease toward the end of the period, as evidence of a slowing economy mounted. Investors saw this as a sign that the Federal Reserve might be approaching the end of the current cycle of interest rate increases.

SEMIANNUAL REPORT

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/00

                                  6 Months              1 Year           Inception*
---------------------------------------------------------------------------------------
High Income Portfolio              -5.79%               -4.38%               2.50%
CSFB High Yield Bond Index         -0.84                -0.40                5.21*
---------------------------------------------------------------------------------------

* Inception: since commencement of issuance on September 28, 1998.

The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

The Portfolio trailed the Lipper High Current Yield Median and the CS First Boston High Yield Bond Index, declining 17.3% versus a decrease of 1.5% for the Median and 0.8% for the Index. The adverse conditions affecting the broad fixed-income market hit the high-yield sector particularly hard. Portfolio performance reflected this, and was exacerbated by losses in several of our small-cap holdings. Effective February 2000, James F. (Jim) Keegan, managing director and head of the Taxable Credit Group, assumed management responsibility for the Portfolio.

Previously, the Portfolio had focused on high-income potential, emphasizing lower-rated, smaller securities that provided higher yields. While the Portfolio will continue to seek high income, the management team seeks to lower the Portfolio's volatility and improve credit quality. Over the past several months, adverse market conditions have impeded management's efforts to increase the Portfolio's exposure to larger-cap, more liquid and higher-rated issues and to place a smaller emphasis on smaller-cap holdings. Those efforts will continue, consistent with market conditions and the interests of long-term shareholders. In selecting holdings for the Portfolio, management will seek to add companies that appear to offer the best relative values based on its analysis of cash flow, leverage and other balance sheet and income statement factors.

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO          SEMIANNUAL REPORT


PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS*         6/30/00                                12/31/99
-------------------------------------------------------------------------------------
Weighted Average Maturity         7.34 yrs     Weighted Average Maturity  7.36 yrs
Weighted Average Duration         4.89 yrs     Weighted Average Duration  4.88 yrs
Net Assets ($mm)                   $11.35      Net Assets ($mm)            $12.56
Corporate Bonds                     81.4%      Corporate Bonds              97.7%
Short-Term U.S. Agencies            17.2%      Warrants                     0.4%
Other assets in excess                         Other assets in excess
  of liabilities                    1.4%         of liabilities             1.9%
-------------------------------------------------------------------------------------

CREDIT QUALITY*                                         6/30/00             12/31/99
-------------------------------------------------------------------------------------
Cash                                                    18.6%                1.9%
BB                                                      26.1                28.0
B                                                       48.7                58.6
CCC                                                      1.9                 3.0
Non-Rated                                                4.7                 8.1
Equity/Preferred                                         0.0                 0.4
-------------------------------------------------------------------------------------
Total                                                  100.0               100.0

TOP FIVE CORPORATE SECTORS*       6/30/00                                     12/31/99
--------------------------------------------------------------------------------------
Communications (fixed)             20.2%      Communications (fixed)             20.9%
Cable                               9.9       Cable                              13.4
Communications (mobile)             6.5       Technology                          7.7
Automotive                          5.6       Service                             7.6
Service                             5.4       Communications (mobile)             5.6
-------------------------------------------------------------------------------------
Total                              47.6       Total                              55.2

TOP TEN CORPORATE HOLDINGS*       6/30/00                                     12/31/99
-------------------------------------------------------------------------------------
Spectrasite Holdings                2.6%      Park Place Entertainment            3.8%
Host Marriott                       2.5       Ames Department Stores              3.0
Verio                               2.5       Knology Holdings                    2.7
Voicestream Wireless                2.3       Advance Stores                      2.6
Blount                              2.2       Host Marriott                       2.2
Globenet Communications Group       2.2       Intersil                            2.2
MGM Grand                           2.2       Hyperion Telecommunications         2.1
NEXTLINK Communications             2.2       NTL                                 2.1
NTL                                 2.2       Spectrasite Holdings                2.1
R & B Falcon                        2.2       SCG Holdings                        2.1
-------------------------------------------------------------------------------------
Total                               23.1                 Total                   24.9

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------
The Federal Reserve did not raise rates at its June 28 meeting, though it remained concerned with inflation. The economy seems to be slowing, though it's not clear if the slowdown will be enough to prevent another interest rate increase. We believe future rate hikes will affect equities and high yield bonds more than higher quality bonds, and although we expect the economy to slow from its unsustainable pace, we don't think it will slip into recession. In such an environment, we think the spread sectors have a good chance of recovery--particularly the mortgage-backed sector and, to a lesser extent, the corporate sector. Current valuations are attractive, and these sectors are showing signs of stability. Based on our outlook for continued economic growth with low inflation and less aggressive Fed policy, we believe spreads will narrow in the periods ahead.

The new issue calendar for the high-yield market remains manageable ($57 billion run rate for 2000 versus $100 billion in 1999) and is likely to continue to be dominated by the cable and fixed-communications sectors. Corporate profits continue to surprise on the upside, economic growth remains strong and inflation seems under control. We believe the high-yield market will likely stabilize once the Federal Reserve is largely through raising interest rates.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander              /s/ Brian M. Storms

MARGO ALEXANDER                  BRIAN M. STORMS
Chairman and                     President and
Chief Executive Officer          Chief Operating Officer
Mitchell Hutchins                Mitchell Hutchins
Asset Management Inc.            Asset Management Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six-month period ended June 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO


PORTFOLIO OF INVESTMENTS                                                                JUNE 30, 2000(UNAUDITED)

 PRINCIPAL
   AMOUNT                                                                  MATURITY       INTEREST
   (000)                                                                     DATES          RATES       VALUE
----------                                                                ----------     ----------   ----------
CORPORATE BONDS--81.36%
AUTOMOTIVE--5.59%
$     250  HDA Parts Systems Incorporated .........................        08/01/05         12.000%   $  167,500
      250  J.L. French Automotive Castings ........................        06/01/09         11.500       232,500
      250  Lear Corporation .......................................        05/15/05          7.960       234,994
                                                                                                      ----------
                                                                                                         634,994
                                                                                                      ----------
CABLE--9.92%
      400  Knology Holdings Incorporated ..........................        10/15/07         11.875+      212,000
      250  NTL Communications Incorporated ........................        10/01/08         11.500       251,250
      125  Park 'N View Incorporated++ ............................        05/15/08         13.000+       37,500
      250  RCN Corporation ........................................        10/15/07         11.125+      156,250
      250  UIH Australia Pacific Incorporated .....................        05/15/06         14.000+      227,500
      500  United Pan Europe Communications** .....................        11/01/09         13.375+      241,250
                                                                                                      ----------
                                                                                                       1,125,750
                                                                                                      ----------
CHEMICALS--4.37%
      125  Avecia Group PLC .......................................        07/01/09         11.000       122,500
      125  Huntsman ICI Chemicals LLC .............................        07/01/09         10.125       125,938
      250  Lyondell Chemical Company ..............................        05/01/07          9.875       247,500
                                                                                                      ----------
                                                                                                         495,938
                                                                                                      ----------
COMMUNICATIONS-FIXED--20.17%
      125  Allegiance Telecom Incorporated ........................        05/15/08         12.875       135,310
      125  Global Crossing Holdings Limited .......................        11/15/09          9.500       120,625
      250  Globenet Communications Group ..........................        07/15/07         13.000       252,500
      250  Globix Corporation .....................................        02/01/10         12.500       207,500
      250  Hyperion Telecommunications Incorporated ...............        11/01/07         12.000       232,500
      250  KMC Telecom Holdings Incorporated ......................        05/15/09         13.500       210,000
      250  Metromedia Fiber Network Incorporated ..................        11/15/08         10.000       246,875
      250  NEXTLINK Communications Incorporated ...................        06/01/09         10.750       247,500
      125  NorthEast Optic Network Incorporated ...................        08/15/08         12.750       116,250
      250  Verio Incorporated .....................................        12/01/08         11.250       280,625
      250  Viatel Incorporated ....................................        04/15/08         12.500+      117,500
      125  Williams Communications Group ..........................        10/01/09         10.875       122,500
                                                                                                      ----------
                                                                                                       2,289,685
                                                                                                      ----------
COMMUNICATIONS-MOBILE--6.45%
      250  Nextel Communications Incorporated .....................        02/15/08          9.950+      184,375
      500  Spectrasite Holdings Incorporated ......................        04/15/09         11.250+      290,000
      250  Voicestream Wireless ...................................        11/15/09         10.375       257,500
                                                                                                      ----------
                                                                                                         731,875
                                                                                                      ----------
ENERGY--4.40%
      125  Pioneer Natural Resources Company ......................        04/01/10          9.625       128,750
      250  R & B Falcon Corporation ...............................        12/15/08          9.500       251,250
      125  Tesoro Petroleum Corporation ...........................        07/01/08          9.000       119,063
                                                                                                      ----------
                                                                                                         499,063
                                                                                                      ----------

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

 PRINCIPAL
   AMOUNT                                                                  MATURITY       INTEREST
   (000)                                                                     DATES          RATES       VALUE
----------                                                                ----------     ----------   ----------
CORPORATE BONDS--(CONCLUDED)
FINANCE--0.88%
$     123  Airplanes Pass-Through Trust ...........................        03/15/19         10.875%   $   99,387
                                                                                                      ----------
GAMING--4.31%
      250  MGM Grand Incorporated .................................        06/01/07          9.750       253,750
      250  Park Place Entertainment Corporation ...................        12/15/05          7.875       235,000
                                                                                                      ----------
                                                                                                         488,750
                                                                                                      ----------
GENERAL INDUSTRIAL--4.00%
      250  Blount Incorporated ....................................        08/01/09         13.000       255,000
      250  Sabreliner Corporation** ...............................        06/15/08         11.000       198,750
                                                                                                      ----------
                                                                                                         453,750
                                                                                                      ----------
HEALTHCARE--1.21%
      150  Tenet Healthcare Corporation ...........................        12/01/08          8.125       136,875
                                                                                                      ----------
HOTELS & LODGING--2.48%
      300  Host Marriott L.P. .....................................        02/15/06          8.375       282,000
                                                                                                      ----------
PAPER & PACKAGING--2.11%
      250  Tembec Industry Incorporated. ..........................        06/30/09          8.625       240,000
                                                                                                      ----------
REAL ESTATE--1.89%
      250  D.R. Horton Incorporated ...............................        02/01/09          8.000       215,000
                                                                                                      ----------
RETAIL--3.63%
      200  Advance Stores Company Incorporated ....................        04/15/08         10.250       164,000
      375  Ames Department Stores Incorporated ....................        04/15/06         10.000       247,500
                                                                                                      ----------
                                                                                                         411,500
                                                                                                      ----------
SERVICE--5.37%
      250  Allied Waste North America Incorporated ................        08/01/09         10.000       211,250
      250  Atlantic Express Transportation Corporation ............        02/01/04         10.750       221,250
      250  Budget Group Incorporated ..............................        04/01/06          9.125       165,000
      250  Premier Graphics Incorporated (b) ......................        12/01/05         11.500        12,500
                                                                                                      ----------
                                                                                                         610,000
                                                                                                      ----------
SUPERMARKETS & DRUGSTORES--1.05%
      125  The Pantry Incorporated ................................        10/15/07         10.250       119,063
                                                                                                      ----------
TECHNOLOGY--1.11%
      125  Fairchild Semiconductor Corporation ....................        03/15/07         10.125       125,938
                                                                                                      ----------
TRANSPORTATION--1.34%
      175  Stena AB ...............................................        06/15/07          8.750       152,250
                                                                                                      ----------
UTILITIES--1.08%
      125  AES Corporation ........................................        06/01/09          9.500       122,500
                                                                                                      ----------
Total Corporate Bonds (cost--$10,146,337)..........................                                    9,234,318
                                                                                                      ----------

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

NUMBER OF
 WARRANTS                                                                                                 VALUE
---------                                                                                               --------
WARRANTS (a)--0.01%
CABLE--0.01%
      842  Park 'N View Incorporated (cost--$0) ...................                                 $      1,158
                                                                                                    ------------

 PRINCIPAL
  AMOUNT                                                              MATURITY          INTEREST
   (000)                                                                DATE              RATE
-----------                                                        --------------     ------------
SHORT-TERM U.S. AGENCY OBLIGATIONS--17.22%
$     1,955 Federal Farm Credit Bank Discount Notes
      (cost--$1,954,286) ..........................................     07/03/00          6.570%#      1,954,286
                                                                                                    ------------
Total Investments (cost--$12,100,623)--98.59% .....................                                   11,189,762
Other assets in excess of liabilities--1.41% ......................                                      160,301
                                                                                                    ------------
Net Assets--100.00% ...............................................                                  $11,350,063
                                                                                                    ============

-----------------
+ Denotes a step up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
++   Illiquid Security representing 0.33% of net assets.
(a)  Non-income producing security.
(b)  Bond interest in default.
#    Interest rate shown is discount rate at date of purchase.


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                                               JUNE 30, 2000(UNAUDITED)
ASSETS
Investments, at value (cost--$12,100,623) .............................................      $ 11,189,762
Cash ..................................................................................             1,188
Interest receivable ...................................................................           190,727
Other assets ..........................................................................               101
                                                                                             ------------
Total assets ..........................................................................        11,381,778
                                                                                             ------------
LIABILITIES
Payable to investment adviser and administrator .......................................             4,684
Accrued expenses and other liabilities ................................................            27,031
                                                                                             ------------
Total liabilities .....................................................................            31,715
                                                                                             ------------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--1,024,887
(unlimited amount authorized) .........................................................        12,393,837
Undistributed net investment income ...................................................           590,441
Accumulated net realized loss from investment transactions ............................          (723,354)
Net unrealized depreciation of investments ............................................          (910,861)
                                                                                             ------------
Net assets.............................................................................      $ 11,350,063
                                                                                             ============
Net asset value, offering price and redemption value per share.........................            $11.07
                                                                                                   ======

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                    FOR THE
                                                                                                SIX MONTHS ENDED
                                                                                                 JUNE 30, 2000
                                                                                                   (UNAUDITED)
                                                                                                 --------------
INVESTMENT INCOME:
Interest ......................................................................................     $   658,804
                                                                                                    -----------
EXPENSES:
Investment advisory and administration ........................................................          29,959
Legal and audit ...............................................................................          16,409
Reports and notices to shareholders ...........................................................          10,797
Custody and accounting ........................................................................           4,656
Trustees' fees ................................................................................           3,750
Transfer agency fees and related service expenses .............................................             750
Other expenses ................................................................................           2,042
                                                                                                    -----------
                                                                                                         68,363
                                                                                                    -----------
Net investment income .........................................................................         590,441
                                                                                                    -----------
REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investments ..........................................................        (685,984)
Net change in unrealized appreciation/depreciation of investments .............................        (630,366)
                                                                                                    -----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT TRANSACTIONS ...............................      (1,316,350)
                                                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................      $ (725,909)
                                                                                                    ===========

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                               FOR THE
                                                                            SIX MONTHS ENDED       FOR THE
                                                                             JUNE 30, 2000        YEAR ENDED
                                                                               (UNAUDITED)     DECEMBER 31, 1999
                                                                            ----------------   -----------------
FROM OPERATIONS:
Net investment income .....................................................   $    590,441      $   1,163,932
Net realized gains (losses) from investments ..............................       (685,984)            68,718
Net change in unrealized appreciation/depreciation of investments .........       (630,366)          (602,992)
                                                                              ------------      -------------
Net increase (decrease) in net assets resulting from operations ...........       (725,909)           629,658
                                                                              ------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................................................          --            (1,164,637)
Net realized gains from investment transactions ...........................          --              (105,920)
                                                                              ------------      -------------
Total dividends and distributions to shareholders .........................          --            (1,270,557)
                                                                              ------------      -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ......................................        159,073          2,655,976
Cost of shares repurchased ................................................       (644,253)        (1,850,878)
Dividend reinvestment .....................................................          --             1,464,107
                                                                              ------------      -------------
Net increase (decrease) in net assets from beneficial interest transactions       (485,180)         2,269,205
                                                                              ------------      -------------
Net increase (decrease) in net assets .....................................     (1,211,089)         1,628,306

NET ASSETS:
Beginning of period .......................................................     12,561,152         10,932,846
                                                                              ------------      -------------
End of period (Including undistributed net investment
  income of $590,441 at June 30, 2000) ....................................   $ 11,350,063      $  12,561,152
                                                                              ============      =============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--High Income (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund") which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management, Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

   The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets.

   On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

BANK LINE OF CREDIT

   The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost of securities for financial statement purposes.

   At June 30, 2000, the components of net unrealized depreciation of investments were as follows:

     Gross appreciation (investments having an excess of value over cost) ..........  $   168,374
     Gross depreciation (investments having an excess of cost over value) ..........   (1,079,235)
                                                                                      -----------
     Net unrealized depreciation of investments ....................................  $  (910,861)
                                                                                      ===========

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   For the six months ended June 30, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $1,896,150 and $3,774,500, respectively.

FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

SHARES OF BENEFICIAL INTEREST

   There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                 FOR THE
                                                                            SIX MONTHS ENDED      FOR THE
                                                                              JUNE 30, 2000     YEAR ENDED
                                                                               (UNAUDITED)   DECEMBER 31, 1999
                                                                            ---------------- -----------------
Shares sold..........................................................             14,161         208,151
Shares redeemed......................................................            (58,554)       (144,354)
Shares reinvested....................................................               --           123,703
                                                                                --------       ---------
Net increase (decrease)..............................................            (44,393)        187,500
                                                                                ========       =========

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                  FOR THE                                 FOR THE PERIOD
                                                              SIX MONTHS ENDED         FOR THE          SEPTEMBER 28, 1998+
                                                                JUNE 30, 2000         YEAR ENDED             THROUGH
                                                                 (UNAUDITED)      DECEMBER 31, 1999      DECEMBER 31, 1998
                                                              ----------------    -----------------     -------------------
Net asset value, beginning of period.........................     $  11.75             $  12.40             $  12.00
                                                                  --------             --------             --------
Net investment income........................................         0.58                 1.21                 0.20
Net realized and unrealized gains (losses) from investments..        (1.26)               (0.54)                0.42
                                                                  --------             --------             --------
Net increase (decrease) from investment operations...........        (0.68)                0.67                 0.62
                                                                  --------             --------             --------
Dividends from net investment income.........................        --                   (1.21)               (0.20)
Distributions from net realized gains from investments.......        --                   (0.11)               (0.02)
                                                                  --------             --------             --------
Total dividends and distributions............................        --                   (1.32)               (0.22)
                                                                  --------             --------             --------
Net asset value, end of period...............................     $  11.07             $  11.75             $  12.40
                                                                  ========             ========             ========
Total investment return(1)...................................        (5.79)%               5.42%                5.16%
                                                                  ========             ========             ========
Ratios/Supplemental Data:
Net assets, end of period (000's)............................     $ 11,350             $ 12,561             $ 10,933
Expenses to average net assets...............................         1.14%*               1.35%                1.20%*
Net investment income to average net assets..................         9.83%*               9.44%                7.04%*
Portfolio turnover rate......................................           18%                  69%                  21%

-----------------------

+    Commencement of operations

*    Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

MITCHELL
HUTCHINS SERIES
TRUST


HIGH INCOME
PORTFOLIO



SEMIANNUAL REPORT



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All rights reserved.
Member SIPC                                                JUNE 30, 2000